                                                                       EXHIBIT 8


                               INDEMNITY AGREEMENT


         AGREEMENT made the 21st day of December, 1999 by and between:

                                     PARTIES

         CCC:         Computer Concepts Corp., a Delaware corporation.

         SOFTWORKS:   Softworks, Inc., a Delaware corporation.


                                      FACTS

A. Softworks is entering into a agreement of merger (the "Merger Agreement") with Parent and Merger Sub which provides certain provisions relative to an offer for the outstanding common stock of Softworks (the "Stock").

B. Parent and Merger Sub have required that CCC, as a major shareholder of Softworks, enter into a Tender Agreement for the Stock owned by CCC which provides for certain representations, warranties and covenants.

C. Parent and Merger Sub are providing in the Merger Agreement that a breach of the obligations of CCC under the Tender Agreement shall be deemed a breach by Softworks of the Merger Agreement with provisions for certain costs and fees to be incurred by Softworks in such event.

D. In order to induce Softworks to enter into the Merger Agreement, CCC has agreed, in accordance with the terms of this agreement, to provide certain assurances and hold harmless provisions to Softworks where CCC defaults under specified terms of the Tender Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, it is agreed among the Parties as follows:

1. DEFINITIONS: All defined terms set forth in the Merger Agreement and or Tender Agreement are hereby incorporated by reference.

2. THE APPLICABLE PROVISION:

         2.1. Parent and Merger Sub have demanded that Softworks agree to the provisions of Paragraphs 7.1(d)(iv) and (v) of the Merger Agreement which provides for certain obligations of Softworks in the event that CCC breaches any representation, warranty, covenant or other agreement contained in the Tender Agreement or that an injunction, as described in the Merger Agreement, is issued preventing CCC from fulfilling its obligations under the Tender Agreement, and such action gives rise to the failure of a condition set forth in Paragraph (h) of Annex A to the Merger Agreement.

         2.2. CCC acknowledges that Softworks would not enter into the Merger Agreement without CCC agreeing to the obligations provided for herein.

3. INDEMNITY

         3.1. CCC agrees to indemnify Softworks and its officers and directors against all expenses, claims, losses, damages, liabilities or termination fees (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on the payment of a termination fee and related expenses by Softworks where Parent terminates the transaction contemplated by the Merger Agreement pursuant to Paragraphs 7.1(d)(iv) and (v) of the Merger Agreement, and CCC will reimburse Softworks and its officers and directors, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that CCC shall in no event be obligated for any amount in excess of the amount paid pursuant to said Paragraphs 7.1(d)(iv) and (v).

         3.2. Softworks (the "Indemnified Party") shall give notice (the "Notice of Claim") to CCC (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought.

         3.3. Within three (3) days of receipt of the Notice of Claim, Indemnifying Party shall advise Indemnified Party as to whether they agree to the claim or are electing to defend such claim.

                  3.3.1. Where Indemnifying Party agrees to the claim, Indemnifying Party shall promptly pay to or on behalf of Indemnified Party, the amount of the claim.

                  3.3.2. Where Indemnifying Party, in the exercise of its reasonable judgement, disputes the claim, Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section unless the failure to give such notice is materially prejudicial to the Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. Indemnifying Party, in the defense of any such claim or litigation, shall not, except with the consent of Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to Indemnified Party of a release from all further liability in respect to such claim or litigation.

4. WARRANTIES AND REPRESENTATIONS: CCC and Softworks each represent and warrant that:

         4.1. Its respective Board of Directors has approved this agreement and has the authority to enter into this agreement and its principals are under no obligation or disability which might prevent them from performing their obligations thereunder:

         4.2. It will execute further documents or perform any further acts which may reasonably be required to effect the arrangements specified in this agreements.

5. GENERAL TERMS

         5.1. Amendment This Agreement may not be validly modified, amended, rescinded, changed or discharged unless the same is in writing, and signed by the Parties affected thereby, or by their duly authorized agents.

         5.2. Entire Agreement This Agreement embodies the entire agreement and understanding of the Parties hereto with respect to the indemnity and hold harmless provisions herein contained, and there are no agreements, understandings or representations made or existing between the Parties hereto, with respect to the indemnity and hold harmless provisions herein contained, except as is herein expressly set forth.

         5.3. Binding Effect Of Agreement This Agreement shall be binding not only on the Parties hereto, but also on their heirs, executors, administrators, successors, and assigns, and the Parties hereto agree for themselves and their heirs, executors, administrators, successors, and assigns, to execute any instruments which may be necessary or proper to carry out the purposes and intent of this Agreement.

         5.4. Effect of a Waiver No waiver of a provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

         5.5. Governing Law: This understanding is to be governed and construed in accordance with the law of the State of Delaware applicable to contracts entered into and to be fully performed therein, without reference to the principles of conflict of laws.

         5.6. Separability If any provision of this Agreement shall be determined by the arbitrators, or by any Court having jurisdiction, to be invalid, illegal or unenforceable, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect as though such invalid, illegal or unenforceable provision were not originally a part hereof.

         5.7. Counterparts. This Agreement may be executed in any number of counterparts, and all of which together shall constitute one instrument.

         5.8. Legal Requirements: Nothing contained in this agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this agreement and any material statute, law, ordinance, order or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event any provisions of this agreement so affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements; provided, however, that no other provision of this agreement shall be affected thereby and such other provisions shall continue in full force and effect.

         5.9. Headings Paragraph headings used herein are for convenience only and shall not be deemed a part of this Agreement.

6. NOTICES

         6.1. Any notice to be given hereunder shall be sent by registered or certified mail, return receipt requested, by overnight carrier, or telecopy to a facsimile number provided by the respective party with a copy sent by regular mail, or by delivering the same personally to the parties. Any party may designate the applicable address by notice so given. Copies of all notices shall be sent to the parties as hereto named above and, in addition:

         Copies of all notices shall be sent to:

                          Beckman Millman & Sanders LLP
                                   Suite 1313
                                 116 John Street
                            New York, New York 10038
                           Attn: Michael Beckman, Esq.
                                fax 212-406-3750

                     Blau, Kramer, Wactlar & Lieberman, P.C.
                             100 Jericho Quadrangle
                                Jericho, NY 11753
                           Attn: David Lieberman, Esq.
                                fax (516)822-4824

         6.2. Any notice mailed, sent by overnight carrier or personally delivered as aforesaid shall be deemed to have been given on the date of receipt; telecopies shall be deemed received on the business day after being sent by telecopy.

         IN WITNESS WHEREOF, the Parties hereto have set their hands as of the day and year first above written.



Computer Concepts Corp.                      Softworks, Inc.



By:___________________________               By:________________________________